NAI-1541635642v9 GUARANTY AGREEMENT THIS GUARANTY AGREEMENT (as amended, restated amended and restated, supplemented or otherwise modified from time to time, this “Guaranty”), dated as of January 27, 2025, is made by each of the undersigned (each, a “Guarantor” and collectively, the “Guarantors”), in favor of PNC Bank, National Association, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below. WITNESSETH: WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Logitech Europe S.A., a Swiss corporation (the “Borrower”), Logitech international S.A., a Swiss corporation (the “Parent”), the financial institutions from time to time party thereto, as lenders (the “Lenders”), and the Administrative Agent; WHEREAS, as a condition precedent to the making of the Loans and the issuance of any Letters of Credit under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty; WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from (i) the Loans made and Letters of Credit issued from time to time to the Borrower by the Lenders and the Issuing Lender pursuant to the Credit Agreement and (ii) the Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges and Other Lender Provided Financial Service Products entered into by the Guarantors from time to time. NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuing Lender to make Loans and issue Letters of Credit to the Borrower pursuant to the Credit Agreement, and in order to induce certain Guaranteed Parties to enter into Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges and Other Lender Provided Financial Service Products, each Guarantor agrees, for the benefit of the Lenders, the Issuing Lender and the other Guaranteed Parties, as follows. ARTICLE I DEFINITIONS Section 1.1 Certain Terms. The following terms when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof): “Credit Agreement” is defined in the first recital.

NAI-1541635642v9 -2- “Guaranteed Parties” means the Administrative Agent, the Lenders, the Issuing Lender and each other holder of Obligations. “Guarantor” and “Guarantors” are defined in the preamble. “Guaranty” is defined in the preamble. “Swiss Withholding Tax” means the tax imposed based on the Swiss Federal Act on Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), as amended. Section 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement. ARTICLE II GUARANTY PROVISIONS Section 2.1 Guaranty. Each Guarantor hereby, absolutely, unconditionally and irrevocably: (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code); and (b) indemnifies and holds harmless, in accordance with Section 12.3 of the Credit Agreement, each Guaranteed Party for any and all costs and expenses (including attorneys’ fees and expenses) incurred by such Guaranteed Party in enforcing any rights under this Guaranty; provided, however, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Guaranteed Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower, any other Loan Party or any other Person before or as a condition to the obligations of such Guarantor hereunder. Section 2.2 Acceleration of Guaranty. Each Guarantor agrees that (i) upon the occurrence of an Event of Default under Section 10.1(k) of the Credit Agreement or (ii) upon acceleration or demand for prepayment upon the occurrence and during the continuance of any other Event of Default pursuant to the Credit Agreement, such Guarantor will pay to the Administrative Agent (for the benefit of the Guaranteed Parties) forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

NAI-1541635642v9 -3- Section 2.3 Guaranty Absolute, Etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Facility Termination Date. Each Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of each Lender Provided Interest Rate Hedge, Lender Provided Foreign Currency Hedge, Other Lender Provided Financial Service Product, the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of: (a) any lack of validity, legality or enforceability of any Lender Provided Interest Rate Hedge, any Lender Provided Foreign Currency Hedge, any Other Lender Provided Financial Service Product, the Credit Agreement or any other Loan Document; (b) the failure of any Guaranteed Party: (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Loan Party or any other Person (including any other guarantor) under the provisions of any Lender Provided Interest Rate Hedge, any Lender Provided Foreign Currency Hedge, any Other Lender Provided Financial Service Product, the Credit Agreement, any other Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including each Guarantor) of any Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation; (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives, to the fullest extent permitted by applicable law, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise; (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Lender Provided Interest Rate Hedge, any Lender Provided Foreign Currency Hedge, any Other Lender Provided Financial Service Product, the Credit Agreement or any other Loan Document; (f) any amendment to or waiver or release or addition of, or consent to or departure from, any other guaranty held by any Guaranteed Party with respect to any of the Obligations; or

NAI-1541635642v9 -4- (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Loan Party, any surety or any guarantor. Section 2.4 Reinstatement, Etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Guaranteed Party, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise, all as though such payment had not been made. Section 2.5 Waiver, Etc. Each Guarantor hereby waives, to the fullest extent permitted by applicable law, promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Administrative Agent or any other Guaranteed Party exhaust any right or take any action against the Borrower, any other Loan Party or any other Person (including any other guarantor) or entity, as the case may be. Section 2.6 Postponement of Subrogation, Etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until following the Facility Termination Date. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Facility Termination Date shall be held in trust for the benefit of the Guaranteed Parties and shall immediately be paid to the Administrative Agent for the benefit of the Guaranteed Parties and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if: (a) such Guarantor has made payment to the Guaranteed Parties of all or any part of the Obligations; and (b) the Facility Termination Date has occurred; then each Guaranteed Party agrees that, at such Guarantor’s request, the Administrative Agent, on behalf of the Guaranteed Parties, will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor. In furtherance of the foregoing, at all times prior to the Facility Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Loan Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Guaranteed Party. Section 2.7 Successors, Transferees and Assigns; Etc. This Guaranty shall: (a) be binding upon each Guarantor, and its successors, transferees and assigns; and (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Guaranteed Party.

NAI-1541635642v9 -5- Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Obligations or Commitment held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Lender Provided Interest Rate Hedge, any Lender Provided Foreign Currency Hedge, any Other Lender Provided Financial Service Product, the Credit Agreement or any other Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Article 11 and Section 12.8 of the Credit Agreement. Section 2.1 Swiss Limitation. Notwithstanding anything to the contrary in this Guaranty or any other Loan Document, the obligations of each Guarantor and the rights of the Guaranteed Parties under this Guaranty or any other Loan Document are subject to the following limitations: (a) If and to the extent the Borrower becomes liable under this Guaranty for Obligations of the Parent (the "Upstream Obligations") and if and to the extent payment under this Guaranty would constitute a repayment of capital (Einlagerückgewähr/Kapitalrückzahlung), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) under Swiss corporate law, the payment obligations under this Guaranty shall be limited to the maximum amount of the Borrower's freely disposable shareholder equity at the time payment is requested or at the time of enforcement (the "Maximum Amount"); provided that such limitation is required under Swiss law at that time; provided, further, that such limitation shall not free the Borrower from its obligations in excess of the Maximum Amount, but merely postpone the performance date of those obligations until such time or times as performance is again permitted under then applicable Swiss law. This Maximum Amount shall be determined in accordance with Swiss law and applicable Swiss accounting principles, and, if and to the extent required by applicable Swiss law, shall be confirmed by the auditors of the Borrower on the basis of an audited interim balance sheet as of that time. (b) In respect of Upstream Obligations, the Borrower shall (and, with respect to sub-paragraph (iv) below, each other Loan Party shall), as concerns the payment under this Guaranty and in case the Borrower is obliged to pay Swiss Withholding Tax in relation thereto by applicable law (including tax treaties) in force at the relevant time: (i) use reasonable best efforts to procure that such payment can be made to discharge Upstream Obligations without deduction of Swiss Withholding Tax by discharging the liability to Swiss Withholding Tax by notification pursuant to applicable law (including tax treaties) rather than payment of Swiss Withholding Tax; (ii) if the notification procedure pursuant to sub-paragraph (i) above does not apply, deduct Swiss Withholding Tax at such rate (currently 35% at the date of this Agreement) as is in force from time to time from any such payment to discharge Upstream Obligations, and pay, without delay, any such Swiss Withholding Tax deducted to the Swiss Federal Tax Administration;

NAI-1541635642v9 -6- (iii) notify the Administrative Agent that such notification or, as the case may be, deduction has been made, and provide the Administrative Agent with evidence that such a notification of the Swiss Federal Tax Administration has been made or such Swiss Withholding Tax deducted has been paid to the Swiss Federal Tax Administration, as the case may be; and (iv) in the case of a deduction of Swiss Withholding Tax use its reasonable best efforts to ensure that it or any person, which is entitled to a full or partial refund of Swiss Withholding Tax deducted from such payment or enforcement proceeds, will, as soon as possible after such deduction: (i) request a refund of Swiss Withholding Tax under applicable law (including tax treaties); and (ii) pay to the Administrative Agent upon receipt any amount so refunded. (c) The Borrower shall promptly take and the Parent shall promptly cause to be taken any action with respect to the Borrower, including the following: (i) the passing of any shareholders' resolutions to approve any payment under this Guaranty, which may be required as a matter of Swiss mandatory law in force at the time payment is requested in order to allow a prompt payment under this Guaranty; (ii) preparation of up-to-date audited balance sheet of the Borrower; (iii) confirmation of the auditors of the Borrower that the relevant amount represents the Maximum Amount; (iv) conversion of restricted reserves into profits and reserves freely available for the distribution as dividends and/or capital reductions (in each case, to the extent permitted by mandatory Swiss law); (v) revaluation of hidden reserves (to the extent permitted by mandatory Swiss law); (vi) to the extent permitted by applicable Swiss law and Swiss accounting standards, write-up or realize any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of realization, however, only if such assets are not necessary for the Borrower's business (nicht betriebsnotwendig); and (vii) all such other measures necessary or useful to allow the Borrower to make payments as agreed hereunder with a minimum of limitations.

NAI-1541635642v9 -7- ARTICLE III MISCELLANEOUS PROVISIONS Section 3.1 Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 12 thereof. Section 3.2 Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Guaranteed Party and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders. Section 3.3 Amendments, Etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Section 3.4 Notices. All notices and other communications provided for hereunder shall be in writing and delivered in accordance with Section 12.5 of the Credit Agreement. Section 3.5 No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Section 3.6 [Reserved]. Section 3.7 Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty. Section 3.8 Setoff. In addition to, and not in limitation of, any rights of any Guaranteed Party under applicable law, each Guaranteed Party shall, with the consent of the Administrative Agent, upon the occurrence and during the continuance of any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.5 of the Credit Agreement. Section 3.9 Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be

NAI-1541635642v9 -8- ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. Section 3.10 Governing Law, Entire Agreement, Etc. This Guaranty and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guaranty and the transactions contemplated hereby shall be governed by, and construed in accordance with, the Law of the State of New York. This Guaranty and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any prior confidentiality agreements and commitments. Section 3.11 Forum Selection and Consent to Jurisdiction. Each Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender, or any Related Party of the foregoing in any way relating to this Guaranty or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Guaranty or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any Issuing Lender may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document against any other Guarantor or any other Loan Party or its properties in the courts of any jurisdiction. Section 3.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

NAI-1541635642v9 -9- Section 3.13 Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Section 3.14 Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any this Guaranty shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NAI-1541635642v9 IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. LOGITECH EUROPE S.A. By: Name: Title: By: Name: Title: LOGITECH INTERNATIONAL S.A. By: Name: Title: By: Name: Title:

NAI-1541635642v9 Name: Title: ACKNOWLEDGED AND ACCEPTED: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent _ ____ ____________